SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 3, 2007

(Date of Report)

December 27, 2006

(Date of Earliest Event Reported)

US Wireless Online, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-61424 Commission File Number	82-0505220 (IRS Employer I.D. No.)

9300 Shelbyville Rd., Suite 502

Louisville, KY 40222

(Address of Principal Executive Offices)

502-213-3700

 (Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

SUTIOC Enterprises, Inc. Acquisition Agreement

On December 27, 2006, the Company entered into an agreement with Sutioc Enterprises, Inc., (“SUTIOC”), whereby SUTIOC shall acquire 50.1% (fifty point one percent) equity interest in the Company.  The agreement provides that the acquisition shall be accomplished by the Company issuing to SUTIOC, in exchange for 30 Million shares of IElement Corporation restricted common stock, $0.001 par value (the “IElement Shares”), 5,010,000 shares of its newly issued restricted Series B preferred stock with such rights and preferences as designated below under “Other Events” and fully detailed on the Class B Preferred Stock Designation attached as an exhibit to this Current Report.

The parties intend that the 30 million IElement Shares shall be held by the Company, as an asset of the Company, for the sole purpose of payment of debt to third party creditors which debt payments shall be made in accordance with Exhibit B attached hereto and made a part hereof; and

The agreement also provides that SUTIOC has the right, for a period of two years, to purchase up to 95% interest in the Company by means of an assignable and irrevocable option (the “Top-Up Option”) to purchase from the Company the number of newly-issued shares of Company common stock and preferred stock equal to the lesser of: (i) the number of shares of Company common stock and preferred stock that, when added to the number of shares of Company common stock and preferred stock owned by SUTIOC at the time of exercise of the Top-Up Option, constitutes 95% of the number of shares of Company common stock and preferred stock that would be outstanding immediately after the issuance of all shares of Company common stock and preferred stock subject to the Top-Up Option or (ii) the aggregate number of shares of Company common stock and preferred stock that the Company is authorized to issue under its articles of incorporation but that are not issued and outstanding (and are not subscribed for or otherwise committed to be issued) at the time of exercise of the Top-Up Option.

The aggregate purchase price SUTIOC will be required to pay to Company when exercising the Top-Up Option will be calculated as 2.5 times the then trailing ninety days annualized revenue, plus current and fixed assets and less any debt, accounts payable and other liabilities exceeding one million dollars ($1,000,000) with the minimum aggregate purchase price being two million dollars ($2,000,000) plus current and fixed assets and less debt, accounts payable and other liabilities.  In the event that the Company’s debt, accounts payable and other liabilities is below $1,000,000, then in such a case, the aggregate purchase price shall be calculated as 3 times the then trailing ninety days annualized revenue, plus current and fixed assets and less debt, accounts payable and other liabilities.

The agreement also provides that SUTIOC shall be entitled to designate such number of directors, rounded up to the next whole number, on the Company Board as shall give SUTIOC majority representation on the Company Board.  AS of the present date, the Company has not changed its Board of Directors and has no current or immediate plans to do so.

Included in the agreement is an anti-dilution provision whereby the Company agrees to assure that SUTIOC shall have and maintain at all times, weighted average anti-dilution protection rights as to the total number of issued and outstanding shares of common stock and preferred stock of the Company from time to time, at the rate of 50.1%.  In the event that the Company issues any shares of common stock, preferred stock or any security convertible into or exchangeable for common stock or preferred stock to any person or entity, the Company agrees to undertake all necessary measures as may be necessary or expedient to accommodate its performance under this Agreement, including, without limitation, the amendment of its articles of incorporation to the extent necessary to provide for a sufficient number of shares of authorized common stock or preferred stock to be issued to SUTIOC so as to maintain in SUTIOC the minimum interest in the common stock and preferred stock of the Company consistent with this Agreement.

SUTIOC Management Agreement

Sutioc Enterprises, Inc., in its capacity as manager of the day-to-day operations of the Company, at all times will be subject to the supervision of the Board of Directors and will have only such functions and authority as the Company may delegate to it including, without limitation, the functions and authority identified therein and delegated to the Manager thereby. The Manager will be responsible for the day-to-day operations of the Company and will perform (or cause to be performed) such services and activities relating to the assets and operations of the Company as may be appropriate.

The Manager shall be paid, and Manager shall accept as payment for the full performance of its duties, an amount equal to ten percent (10%)percent of Total Revenue. For purposes of the Agreement, “Total Revenue” shall mean the total amount that US Wireless (or Manager or other party designated to bill on behalf of US Wireless) invoices its customers, including all amounts offset by credit memos (such as ordinarily issued by US Wireless for service interruptions or otherwise), service trades, refunds and other amounts, whether or not those customers make payment on the invoices.

The management agreement may be terminated by the Manager at any time after March 31, 2007 upon at least 90 days’ advance written notice to the Company or terminated by the Company if such termination is approved by the stockholders holding at least 66  2/3% of the outstanding Common Stock(including Common Stock held by the Manager and its Affiliates).

DHR Settlement Agreement

As part of the SUTIOC agreement described above, on December 27, 2006, the Company negotiated a settlement agreement with DHR Technologies, Inc.

On August 22, 2005, in an arms length transaction not involving any affiliates or related parties, the Company completed the acquisition of all the assets of DHR Technologies, Inc., d/b/a Skyline Broadband.  As a result of setbacks in the Company, the shareholders of DHR Technologies, Inc. indicated their desire to exercise a “claw-back” provision in their acquisition agreement whereby they could regain ownership of DHR under certain circumstances.

The settlement agreement includes the following conditions:

USWO shall pay to Richard Williamson, II, the sum $129,496.26 cash payable as follows:  $42,000, in repayment of cash loans due, upon signing this Agreement and the balance of $87,496.26 due and payable on January 2, 2007.

Additionally, USWO shall issue a total of 36,400,721 shares of USWO restricted common stock in the name of Richard Williamson, II or assigns.

Additionally, USWO shall provide Richard Williamson, II with a promissory note in the amount of $150,000, with such note to be for a term of 24 months and yield interest at a rate of 6% per annum.  The note will be secured by IElement.  Interest will begin to accrue upon signing of the note with first payment due April 2007.  The first nine payments shall be at a rate of $5,000 per month and the remaining payments shall be at a rate of $8,750 per month.

Additionally, USWO shall deliver to Richard Williamson, II, 10,000,000 restricted IElement Corporation common shares.

Additionally, USWO shall provide Richard Williamson, II with a promissory note in the amount of $141,178.74, with such note to be for a term of 24 months and yield interest at a rate of 16% per annum.  The note will be secured by IElement.  Payments shall be made at $10,000 per month for the first three months, $11,000 per month for months 4 through 12, $1,014.90 per month for months 13 through 23, $1,014.84 for the payment in month 24 and $12,481.70 in month 25 as final payment of principal and interest.  IElement and USWO further agree they will not incur any additional debt in the name of DHR or Richard Williamson, II.

Additionally, USWO shall make payment of or assume certain debts and the debt assumed by USWO, shall be secured by IElement.

Additionally, DHR stock held by USWO along with all DHR books and records shall be placed in Escrow, with mutually agreed upon conditions, until the above terms have been fully satisfied.  All current assets of DHR shall remain with DHR and be subject to the Escrow conditions until the above terms have been fully satisfied.

Richard Williamson, II shall retain, free and clear of any encumbrance the following property:

a.	Compac Asterisk Server
b.	Cobalt Raq4 (dixienetworks server)
c.	Coastal’s server equipment
d.	Telephone Numbers:
239-790-7250
239-790-7251
239-790-7222

IElement agrees to provide data center space for ½ rack and 2 meg’s of bandwidth in and out to Richard Williamson, II for a period of two years from the date of this Agreement:

The terms of this Agreement will be effective upon the occurrence of the following:

a.  The delivery of $129,496.26 cash to Richard Williamson, II;

b.  The closing of the agreement between USWO and Sutioc Enterprises, Inc.; and

c.  Execution of a Security Agreement between Richard Williamson, II and IElement Corporation that covers the USWO promissory note for $150,000 and the USWO promissory note for $141,178.74.

d.  USWO’s payment and assumption of certain debt.

NIR Securities Purchase Agreement

On December 21, 2006, the Company consummated a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”), (the “NIR Agreement”), under which the Corporation agreed to sell and the Purchasers agreed to purchase callable secured convertible notes due December 21, 2009 (each, a “Note”) in the aggregate principal amount of up to $400,000 bearing interest at the rate of 8% per annum and convertible into shares of the Corporation's Common Stock at a conversion price (the “Conversion Price”) of the lower of the fixed conversion price of $.05 or 60% of the Market Price, defined in the Purchase Agreement as the average of the lowest three trading prices for our Common Stock during the twenty trading day period ending one trading day prior to the date the conversion notice is sent to us. The interest rate of the notes drops to zero percent under certain conditions as set forth in the Notes.  We can also call the Notes for prepayment under certain conditions. At no time will the Corporation convert the Notes so as to place the investors in a beneficial ownership position in excess of 4.9% of the Corporation’s total issued and outstanding stock.  The Notes are issuable together with warrants (each, a “Warrant”), to purchase in the aggregate of 2,000,000 shares of our Common Stock.

Each investor received (or will receive based on investments at subsequent Closings) Warrants to purchase shares of Common Stock equal to one share for each one dollar principal amount of Notes purchased by that investor. The Warrants are exercisable at $0.04 per share commencing on the Closing Date on which they are issued and expire five years from the date of issuance.

NIR Modification Agreement

On December 27, 2006, the Company entered into an agreement to amend and modify its Promissory Notes and Warrants previously issued to NIR.

On or near January 28, 2005, US Wireless issued 8% Callable Secured Promissory Notes (the “Notes”) and Warrants to NIR in the following amounts:

	Notes	Warrants
AJW Partners LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$210,000	210,000
AJW Offshore, Ltd. 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$675,000	675,000
AJW Qualified Partners, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$585,000	585,000
New Millennium Capital Partners II, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$30,000	30,000

On or near May 11, 2006 the outstanding notes and warrants were amended to adjust the conversion price on the Notes and the exercise price on the Warrants.

On or near May 11, 2006, US Wireless issued additional 8% Callable Secured Promissory Notes and Warrants to NIR in the following amounts:

AJW Partners LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$56,000	5,600,000
AJW Offshore, Ltd. 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$180,000	18,000,000
AJW Qualified Partners, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$156,000	15,600,000
New Millennium Capital Partners II, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$30,000	800,000

On or near December 21, 2006, US Wireless issued additional 8% Callable Secured Promissory Notes and Warrants to NIR in the following amounts:

AJW Partners LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$34,800	1,740,000
AJW Offshore, Ltd. 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$239,200	11,960,000
AJW Qualified Partners, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$121,200	6,060,000
New Millennium Capital Partners II, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$4,800	240,000

On or near December 27, 2006 US Wireless entered into an Acquisition Agreement and Option Agreement with Sutioc Enterprises, Inc. whereby Sutioc agreed to purchase 50.1% of the outstanding capital stock of US Wireless under certain terms and conditions and as a precondition to the consummation of the Acquisition Agreement and Option Agreement, Sutioc has required the modification of certain provisions of the Notes and Warrants with NIR and the overall approval of NIR to the transaction.

The current total outstanding balances due and owing under the Notes, including principal, interest, penalties, and any and all sums which are claimed due are:

FUND	PRINCIPAL	INTEREST	WARRANTS
AJW Partners LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$375,300	$15,270	7,550,000
AJW Offshore, Ltd. 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$1,487,200	$52,330	30,635,000
AJW Qualified Partners, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$1,084,700	$42,920	22,245,000
New Millennium Capital Partners II, LLC 1044 Northern Blvd. Suite 302 Roslyn, New York 11576	$52,800	$2,210	1,070,000

The Notes shall be modified as follows:

(a)

The Maturity Date shall be extended through and including December 21, 2009.

(b)

NIR grants to US Wireless a “fresh start” whereby the Notes shall not be deemed in default as of the date hereof and no default shall be declared for a period beginning on the date hereof and ending on a date ninety days (90) from the date hereof.

NIR further agreed that it will subordinate its security interest in the Company’s receivables to Rockland Financial as part of a Factoring Agreement.

NIR shall have piggyback but not demand registration rights.

Dauenhauer Promissory Note

On December 19, 2006, the Company entered into a Settlement, Satisfaction and Mutual Release Agreement with Raymond Dauenhauer, an individual.  The Settlement Agreement required the Company to provide a Promissory Note in the amount of $1,000,000.  The Note shall be for a term of 12 months from the date of execution and yield interest at a rate of 8.5% per annum.  Interest will begin to accrue on July 1, 2007 with first payment of interest only due on August 1, 2007, and each interest only payment due the 1st of each month thereafter until maturity.  The total principal amount and any accrued interest shall be due and payable 12 months from the date of execution of the note.

Item 3.02

Unregistered Sales of Equity Securities

Pursuant to the terms of the above agreements and in settlement of other outstanding debt, the Company has issued the following stock:

NAME	TYPE	NUMBER OF SHARES

Sutioc Enterprises, Inc.	Preferred B	5,010,000 (converts to sufficient common shares to equal 50.1% of the total issued and outstanding)
NIR Group	Common	2,000,000
Richard Williamson, II	Common	36,041,971
Louisville Business Services	Common	6,793,179
David Hayes	Common	2,957,115
Paul Burke	Common	6,670,000
David Ragland	Common	10,447,081
Doug Maxwell	Common	833,333
Bruce Widener	Common	1,500,000

Unless otherwise noted, the shares were issued in a private transaction without registration in reliance of the exemption provided by Section 4(2) of the Securities Act. No broker was involved and no commissions were paid on the transactions.

Item 5.01

Changes in Control of Registrant

On December 27, 2006, Sutioc Enterprises, Inc. gained control of 50.1% of the Company through its acquisition of 5,010,000 shares of Class B Preferred Stock in exchange for 30,000,000 shares of IElement Corporation, as described above in Item 1.01.

Item 8.01

Other Events

In connection with the Sutioc Enterprises, Inc. acquisition, the Company has designated a Series B Preferred Stock pursuant to the authority granted in Article IV of the Company’s Articles of Incorporation, as amended, establishing a series consisting of 5,010,000 par value $0.001 of the Corporation’s authorized preferred stock designated as Class B Preferred Stock (the “Class B Preferred Stock”).

All of the Class B Preferred Stock was issued to Sutioc Enterprises, Inc. and contains an anti-dilution provision that guarantees Sutioc 50.1% control of the Company.  Sutioc has the right to convert the Class B Preferred Stock into shares of the Company’s common stock for a period of two years.  With the conversion becoming mandatory after the two year period.

The material terms of the Class B Preferred Stock provide that the Company agrees to assure that the holders of the Class B Preferred Stock shall have and maintain at all times, weighted average anti-dilution protection rights as to the total number of issued and outstanding shares of common stock and preferred stock of the Company from time to time, at the rate of 50.1%, calculated on a fully-diluted basis.  In the event that the Company issues any shares of common stock, preferred stock or any security convertible into or exchangeable for common stock or preferred stock to any person or entity, the Company agrees to undertake all necessary measures as may be necessary or expedient to accommodate its performance under this Class B Preferred Stock Designation, including, without limitation, the amendment of its articles of incorporation to the extent necessary to provide for a sufficient number of shares of authorized common stock or preferred stock to be issued to Class B Preferred Stock holders so as to maintain in Class B Preferred Stock holders, a 50.1% interest in the common stock and preferred stock of the Company, calculated on a fully-diluted basis.

The entire designation for the Class B Preferred Stock is included as an exhibit to this Current Report.

Debt Settlement

In connection with the above transactions, the Company settled a total of $3,680,102 in outstanding debt.  The debt was settled by issuing either IElement common shares or US Wireless Common shares as follows:

Debt Holder	Total Debt	IElement Shares	US Wireless Shares

DHR	$1,000,000	10,000,000	36,400,721
Louisville Business Services	407,590	2,037,954	6,793,179
Jack Dulworth	368,259	3,682,597	-0-
Ray Dauenhauer	250,000	2,500,000	-0-
David Hayes	177,426	887,134	2,957,115
Don Perlyn/Larry Townsend	450,000	4,500,000	-0-
Paul Burke	400,000	2,000,000	6,670,000
David Ragland	476,824	2,384,134	10,447,081
Doug Maxwell	50,000	250,000	833,333
Bruce Widener	75,000	750,000	1,500,000
Dan Burke, Sur.	25,000	250,000	500,000

TOTAL	$3,680,102	30,000,000	66,101,429

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Title

Location

4.0

Class B Preferred Stock Designation

Attached

4.1

Ragland Amended Warrant

Attached

4.2

Hayes Amended Warrant

Attached

4.3

AJW Qualified Warrant

Attached

4.4

AJW Offshore Warrant

Attached

4.5

NM Warrant

Attached

4.6

AJW Partners Warrant

Attached

10.1

Sutioc Acquisition Agreement

Attached

10.2

Sutioc Management Agreement

Attached

10.3

DHR Settlement Agreement

Attached

10.4

DHR Security Agreement

Attached

10.5

USWO/DHR Promissory Note

Attached

10.6

USWO/DHR Promissory Note

Attached

10.7

NIR Securities Purchase Agreement

Attached

10.8

AJW Promissory Note

Attached

10.9

NM Promissory Note

Attached

10.10

AJW Qualified Promissory Note

Attached

10.11

AJW Offshore Promissory Note

Attached

10.12

NIR Modification Agreement

Attached

10.13

Dauenhauer Promissory Note

Attached

10.14

Escrow Agreement

Attached

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US WIRELESS ONLINE, INC.

DATE:  January 5, 2007

By: /s/ Rick Hughes

Rick Hughes

Chief Executive Officer